UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                             1st Source Corporation
             (Exact name of registrant as specified in its charter)

        Indiana                          0-6233                 35-1068133
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
        incorporation)                                       Identification No.)

              100 North Michigan Street, South Bend, Indiana 46601
               (Address of principal executive offices) (Zip Code)

                                  574-235-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02         Results of Operations and Financial Condition

On January 26, 2006, 1st Source Corporation issued a press release that announced its fourth quarter earnings for 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01         Financial Statements and Exhibits

Exhibit 99.1: Press release dated January 26, 2006, with respect to 1st Source Corporation's financial results for the fourth quarter ended December 31, 2005.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      1st SOURCE CORPORATION
                                      (Registrant)

Date:  January 26, 2006               /s/CHRISTOPHER J. MURPHY III
                                      ----------------------------
                                      Christopher J. Murphy III
                                      Chairman of the Board, President and CEO


Date:  January 26, 2006               LARRY E. LENTYCH
                                      ----------------
                                      Larry E. Lentych
                                      Treasurer and Chief Financial Officer
                                      Principal Accounting Officer